Note 13 - Segment Information - Schedule of Revenue by Geographic Area (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Net sales	[1]	$ 1,659,675	$ 1,578,887	$ 1,458,603
Percentage of revenue		100.00%	100.00%	100.00%
UNITED STATES
Net sales		$ 1,583,797	$ 1,492,266	$ 1,374,774
Percentage of revenue		95.40%	94.50%	94.30%
Non-US [Member]
Net sales		$ 75,878	$ 86,621	$ 83,829
Percentage of revenue		4.60%	5.50%	5.70%

[1]	Information received by the CODM as part of net sales includes trade promotion costs representing amounts paid to customers for shelf space, to obtain favorable display positions, and to offer temporary price reductions for the sale of the Company's products to consumers.